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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report (Date of earliest

                        Event Reported) August 1, 2003


                      GreenPoint Mortgage Securities Inc.


           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                   333-83605                 68-0397342
          --------                   ---------                 ----------

(State or Other Jurisdiction                               (I.R.S. Employer
of Incorporation)              (Commission File Number)    Identification No.)

          100 Wood Hollow Drive                                  94945
             Doorstop #32210                                     -----
            Novato, California                                 (Zip Code)
----------------------------------------
(Address of Principal Executive Offices)

Registrant's telephone number, including area code       (800) 462-2700
                                                         --------------

                      Headlands Mortgage Securities Inc.
                    700 Larkspur Landing Circle, Suite 240
                          Larkspur, California 94939
 ----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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Item 5.           Other Events

          GreenPoint Mortgage Securities Inc. (formerly known as Headlands Mortgage Securities Inc. (the "Registrant")), is a wholly owned subsidiary of GreenPoint Mortgage Funding, Inc. (the "Company"). The Company is a wholly owned subsidiary of GreenPoint Financial Corp. ("GreenPoint Financial"), a national specialty housing finance company. GreenPoint Financial is listed on the New York Stock Exchange under the symbol "GPT."

          The Company's present business operations were formed through the transfer to the Company effective October 1, 1999 of the assets and liabilities of Headlands Mortgage Company ("Headlands"). Simultaneously with this transfer, GreenPoint Mortgage Corp., a subsidiary of GreenPoint Financial specializing in non-conforming, no documentation loans, was merged into the Company. All of the mortgage operations of GreenPoint Financial are now conducted through the Company. In connection with this transfer, the stock of the Registrant was transferred by Headlands to the Company and the Registrant was renamed GreenPoint Mortgage Securities Inc. Copies of the Amended and Restated Certificate of Incorporation and By-Laws of the Registrant are filed herewith as Exhibits 3.1 and 3.2, respectively.

          The Registrant's executive offices are located at 100 Wood Hollow Drive, Doorstop #32210, Novato, California 94945.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

          3.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-3 (Reg. No. 333-95349)).

          3.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-3 (Reg. No. 333-62698)).

          8.1 Opinion of Sidley Austin Brown & Wood LLP with respect to tax matters.*


          *Filed herewith



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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 GREENPOINT MORTGAGE SECURITIES INC.


                                 By:  /s/ Nathan Heiter
                                    --------------------------------
                                    Name:   Nathan Heiter
                                    Title:  Vice-President

Dated:   August 1, 2003



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Exhibit Index
-------------


3.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-3 (Reg. No. 333-95349)).

3.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-3 (Reg. No. 333-62698)).

8.1 Opinion of Sidley Austin Brown & Wood LLP with respect to tax matters.*


*Filed herewith